UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

FEDDERS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FEDDERS CORPORATION
NOTICE OF ANNUAL MEETING
AND
PROXY STATEMENT

FEDDERS CORPORATION
LIBERTY CORNER, NEW JERSEY 07938

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 20, 2006

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Fedders Corporation (“Fedders”) will be held at its corporate headquarters located in the Westgate Corporate Center at 505 Martinsville Road, Liberty Corner, NJ 07938 on Tuesday, June 20, 2006 at 10:30 a.m. for the following purposes:

1. To elect eleven directors to hold office until the next annual meeting of stockholders and until each such director’s successor shall have been elected and shall have qualified;

2. To approve adoption of the Fedders Corporation Restricted Stock Plan and certain previous grants of restricted stock; and

3. To ratify the appointment of UHY LLP as Fedders’ independent registered public accounting firm.

By order of the Board of Directors

KENT E. HANSEN
Secretary
Dated: April 26, 2006
Liberty Corner, New Jersey
IMPORTANT:
THE BOARD OF DIRECTORS INVITES YOU TO ATTEND THE MEETING IN PERSON, BUT IF YOU ARE UNABLE TO BE PERSONALLY PRESENT, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY IMMEDIATELY. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES. IF YOU PREFER, YOU MAY CAST YOUR VOTE TOLL-FREE BY TELEPHONE OR ONLINE OVER THE INTERNET. SIMPLY FOLLOW THE INSTRUCTIONS CONTAINED ON THE ENCLOSED PROXY CARD.

FEDDERS CORPORATION
WESTGATE CORPORATE CENTER
505 MARTINSVILLE ROAD
LIBERTY CORNER, NEW JERSEY 07938
(908) 604-8686

PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Fedders Corporation (“Fedders”) of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of Fedders to be held on Tuesday, June 20, 2006, and at all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. It is intended that this Proxy Statement and the proxies solicited hereby be mailed to stockholders on April 26, 2006. A stockholder who signs and returns a proxy in the form enclosed with this Proxy Statement has the power to revoke it at any time before it is exercised by giving written notice to the Secretary of Fedders to such effect or by delivering to Fedders an executed proxy bearing a later date. As an added convenience to stockholders, you may cast your vote toll-free by telephone or online over the Internet. Simply follow the instructions contained on the enclosed proxy card. Any stockholder who has given a proxy may still attend the Annual Meeting, revoke his or her proxy, and vote in person.
      Fedders has established a vehicle whereby stockholders may consent to view its annual reports and proxy statements online at its website at http://www.fedders.com instead of receiving copies in the mail. If you choose this option, you can save Fedders the cost of producing and mailing these documents. Visit Fedders’ website during the upcoming year and learn more about how you can choose between paper documents and electronic access for next year. Once you make the election, it will be in effect every year until you notify Fedders otherwise. No other mailings will be affected by your election to view proxy statements and annual reports over the Internet.
      Fedders’ Annual Report to Stockholders for the period from January 1, 2005 through December 31, 2005, including financial statements, has been combined with this Proxy Statement.
      At the Annual Meeting, holders of shares of Fedders Common Stock and Class B Stock will be asked to (i) elect eleven current directors to hold office until the next annual meeting of stockholders and until each such director’s successor shall have been elected and qualified, (ii) approval of the Fedders Corporation Restricted Stock Plan and certain previous grants of restricted stock and (iii) ratify the appointment of UHY LLP as Fedders’ independent registered public accounting firm for the fiscal year ending December 31, 2006.
      The close of business on April 21, 2006 has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. As of such date, 2,492,401 shares of Common Stock and 28,395,107 shares of Class B Stock of Fedders were outstanding and entitled to be voted at the Annual Meeting. The holders of Class B Stock are entitled to ten votes per share in any election of directors if more than 15% of the shares of Common Stock outstanding on the record date are owned beneficially by a person or a group of persons acting in concert, or if a nomination for the Board of Directors is made by a person or a group of persons acting in concert (other than the Board) provided such nomination is not made by one or more of the holders of Class B Stock, acting in concert with each other, who beneficially own more than 15% of the shares of Class B Stock outstanding on such record date. The Board of Directors is not presently aware of any circumstance that would give holders of Class B Stock the right to ten votes per share in the election of directors at the Annual Meeting.
      Under the terms of Fedders’ Certificate of Incorporation, approval of each proposal requires the affirmative vote of a majority of the shares of Common Stock and Class B Stock, present or represented by proxy at the meeting, voting together as a single class, provided a quorum is present in person or by proxy.
      The proxies in the accompanying form will be voted as specified, but if no specification is made they will be voted in favor of (i) the election of directors, (ii) approval of the Fedders Corporation Restricted Stock

Plan and certain previous grants of restricted stock and (iii) the ratification of the appointment of UHY LLP as Fedders’ independent registered public accounting firm for the fiscal year ending December 31, 2006. In the discretion of the proxy holders, the proxies will also be voted for or against such other matters as may properly come before the meeting. The Board of Directors is not aware that any other matters are to be presented for action at the meeting.
      The shares represented by a proxy that is timely returned and marked “Abstain” as to any matter, as well as broker non-votes, will be considered present at the Annual Meeting and will be included in the calculation of those shares needed to constitute a quorum. The shares represented by such proxies, although considered present for quorum purposes, will not be considered a part of the voting power present with respect to any proposal that is abstained from or to which the broker non-vote relates.
      THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU VOTE, OR INSTRUCT YOUR BROKER OR NOMINEE TO VOTE, FOR APPROVAL OF BOTH PROPOSALS. Please sign, date and return your proxy as soon as possible. If you do attend and wish to vote in person, your proxy can be revoked at your request. Your prompt response in immediately returning the enclosed proxy card will be appreciated. If you prefer, you may cast your vote toll-free by telephone or online over the Internet. Simply follow the instructions contained on the enclosed proxy card.
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
      The nominees for election as directors are Messrs. Sal Giordano, Jr., William J. Brennan, Dr. David C. Chang, Michael L. Ducker, Joseph Giordano, Michael Giordano, Howard S. Modlin, Herbert A. Morey, S. A. Muscarnera, Anthony E. Puleo and Dr. Jitendra V. Singh. Set forth opposite the name of each director/nominee are his age, principal occupation for the past five years, the name and principal business of any corporation or other organization in which such employment is carried on and other business directorships held by the nominee or director. All of the nominees were elected by the stockholders of Fedders at last year’s annual meeting. Fedders is not presently aware of any circumstance which would prevent any nominee from fulfilling his duties as a director of Fedders. As part of the Fedders Corporate Governance Guidelines, the Board adopted director independence standards incorporating all of the director independence standards of the New York Stock Exchange. These standards require that a director can be considered independent only if the director does not have, and generally has not had in the most recent three years, any material relationships with Fedders, including any affiliation with Fedders’ independent registered public accounting firm. The Board has reviewed each of the directors’ relationships with Fedders in light of these standards and has affirmatively determined that all of the directors, other than Messrs. Sal Giordano, Jr., Joseph Giordano and Michael Giordano, are independent directors.

		Director
Name	Principal Occupation and Age	Since

Sal Giordano, Jr.	Chairman and Chief Executive Officer of Fedders(1)(2); 67	1965
William J. Brennan	Financial Consultant(3); 78	1980
Dr. David C. Chang	President, Polytechnic University(4); 64	1998
Michael L. Ducker	Executive Vice President, International, Federal Express Corporation(5); 52	2000
Joseph Giordano	Retired(1)(6); 73	1961
Michael Giordano	President of Fedders(1)(7); 42	2004
Howard S. Modlin	President, Weisman Celler Spett & Modlin, P.C.(8); 75	1977
Herbert A. Morey	Retired(9); 64	2005
S. A. Muscarnera	Retired(1)(10); 66	1982
Anthony E. Puleo	President, Puleo International, Inc.(11); 71	1994
Dr. Jitendra V. Singh	Professor, Wharton School — University of Pennsylvania(12); 52	2004

(1)	Mr. Joseph Giordano is the brother, Mr. Michael Giordano is the son and Mr. Muscarnera is the cousin, of Mr. Sal Giordano, Jr.

(2)	Mr. Sal Giordano, Jr. has been associated with Fedders in an executive capacity for more than five years. He is also currently the Chairman of the Executive Committee of the Board.

(3)	Mr. Brennan has been a financial consultant since 1989. He previously served as a director of Fedders from 1980 to 1987, and was again elected a director in 1989. Mr. Brennan is also currently a member of the Audit Committee of the Board.

(4)	Dr. Chang is Chancellor and, previously, for 11 years, the President of Polytechnic University, located at Six Metrotech Center, Brooklyn, New York 11201. Prior to that, Dr. Chang was Dean of the College of Engineering and Applied Sciences at Arizona State University. Dr. Chang is currently a member of the Compensation, Finance and Nominating and Corporate Governance Committees of the Board. In addition, Dr. Chang serves on the board of AXT, a NASDAQ company, and Time Warner Cable, a wholly owned subsidiary of Time Warner.

(5)	From 1999 to present, Mr. Ducker has been Executive Vice President, International of Federal Express Corporation, located at 3610 Hacks Cross Road, Memphis, Tennessee 38125. Previously, he was President and Division Head, Asia Pacific Region from 1998 and Senior Vice President of that division from 1995. He has been with Federal Express Corporation since 1975. Mr. Ducker is a member of the Audit and Compensation Committees of the Board.

(6)	Mr. Joseph Giordano is retired. He was a Senior Vice President of Fedders until his retirement on August 31, 1992 and, subsequently, President of NYCOR, Inc. until its merger into Fedders on August 13, 1996. Mr. Giordano is currently a member of the Executive and Finance Committees of the Board.

(7)	Mr. Michael Giordano has been associated with Fedders in an executive capacity for more than five years. He is currently the President of Fedders. Mr. Giordano is a member of the Finance Committee of the Board.

(8)	For more than five years, Mr. Modlin has been the President of the law firm of Weisman Celler Spett & Modlin, P.C., located at 445 Park Avenue, New York, New York 10022. Mr. Modlin is also chairman of the board of directors of General DataComm Industries, Inc. and a director of Trans-Lux Corporation. Mr. Modlin is currently Chairman of the Compensation Committee and a member of the Executive and Audit Committees of the Board.

(9)	Mr. Morey is a retired partner with Ernst & Young LLP, where he served in various capacities from 1962 through 2002. He is Chairman of the Audit Committee of the Board.

(10)	Mr. Muscarnera is retired. He was Senior Vice President and Secretary of Fedders prior to his retirement on August 31, 1996. Mr. Muscarnera served in various capacities with Fedders for over 39 years, including human resources and legal. Mr. Muscarnera is currently Chairman of the Finance Committee and a member of the Executive Committee of the Board.

(11)	For more than five years, Mr. Puleo has been the President of Puleo International, Inc. located at 3630 Kennedy Road, South Plainfield, New Jersey 07080. Puleo International, Inc. is an importer of seasonal products. Prior to that, Mr. Puleo was President of Boulderwood Corporation. Mr. Puleo is currently Chairman of the Nominating and Corporate Governance Committee and a member of the Compensation Committee of the Board.

(12)	Dr. Singh has been the Saul P. Steinberg Professor of Management at the Wharton School of the University of Pennsylvania since 1999. Prior to that he was the Vice Dean, International Academic Affairs at the Wharton School. Dr. Singh is currently a member of the Audit and Nominating and Corporate Governance Committees of the Board.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
      During the fiscal year ended December 31, 2005, the Board of Directors held five meetings. All of the present directors attended 75% or more of such meetings, and of meetings of committees of which they were members, which were held during the fiscal year. Directors who are not employees receive an annual fee of $48,000, payable one-half in cash and one-half in shares of Fedders Common Stock.
      The Board has five standing committees. Committee memberships are indicated in the preceding biographical information.
      The Audit Committee consists of five directors, each of whom is “independent” as that term is defined in Sections 303.01 (B) (2) (a) and (3) of the New York Stock Exchange (“NYSE”) listing standards and regulations of the Securities and Exchange Commission (“SEC”), and all members are financially literate as required by the applicable NYSE listing standards. In addition, the Board has determined that Messrs. William J. Brennan and Herbert A. Morey have the financial experience required by the applicable NYSE listing standards and are “audit committee financial experts” as defined by applicable standards of the SEC. The Committee’s primary purpose is to assist the Board in its oversight of: the integrity of Fedders’ financial statements; Fedders’ compliance with legal and regulatory requirements; the independent registered public accounting firm’s qualifications and independence; the performance of Fedders’ internal audit function and independent registered public accounting firm; and to prepare any required report(s) that must be included in Fedders’ annual proxy statement, in accordance with the rules of the SEC. The Chairman and other members of the Audit Committee receive an annual fee of $20,000 and $5,000, respectively. During the fiscal year ended December 31, 2005, the Audit Committee held three meetings. The Board of Directors has previously adopted a charter for the Audit Committee. The Audit Committee Charter is available on the Company’s website at http://www.fedders.com. The Audit Committee will periodically review the Audit Committee Charter in light of new developments in applicable regulations and may make additional recommendations to the Board of Directors for further revision of the Audit Committee Charter to reflect evolving best practices.
      The Compensation Committee consists of four directors. Its purpose is to oversee Fedders’ compensation and employee benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans; and to produce an annual report on executive compensation for inclusion in Fedders’ proxy statement, in accordance with all applicable rules and regulations. The Board of Directors has determined that all members of the Compensation Committee are “independent” as that term is defined in the NYSE listing standards. During the fiscal year ended December 31, 2005, the Compensation Committee held three meetings. The Board of Directors has adopted a charter for the Compensation Committee, which is available on the Fedders website at http://www.fedders.com.
      The Executive Committee consists of four directors and has the authority to act on most matters concerning Fedders during intervals between Board meetings. During the fiscal year ended December 31, 2005, the Executive Committee held one meeting.
      The Finance Committee consists of four directors. This Committee reviews Fedders’ financial policies, keeps informed of its operations and financial condition, including requirements for funds, advises the Board concerning sources and disposition of funds, evaluates investment programs and reviews Fedders’ continuing financial arrangements and methods of external financing. The Finance Committee held two meetings during the fiscal year ended December 31, 2005.
      The Nominating and Corporate Governance Committee consists of three directors. The Board of Directors has determined that all members of the Nominating and Corporate Governance Committee are “independent” as that term is defined in the applicable NYSE listing standards. The Committee’s purpose is to recommend to the Board individuals qualified to serve as directors of Fedders and on committees of the Board; to advise the Board with respect to Board composition, procedures and committees; to develop and recommend to the Board a set of corporate governance principles applicable to Fedders; and to oversee the evaluation of the Board and Fedders’ management. Under the terms of the Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee is free to consider candidates for Board membership recommended by Fedders’ stockholders, but there is no formal procedure established for the stockholders to submit any such recommendations. The Board of Directors has approved a charter for the Nominating and Corporate Governance Committee and corporate governance principles which were developed and approved by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee Charter, which includes minimum qualifications that the Committee believes must be met by a nominee recommended by the Committee for a position on the Fedders Board of Directors, is available on the Fedders website at http://www.fedders.com. The Fedders Corporation Corporate Governance Guidelines are also available on the Fedders website at http://www.fedders.com. The Nominating and Corporate Governance Committee will periodically review the Nominating and Corporate Governance Committee Charter and the Corporate Governance Guidelines in light of new developments in applicable regulations and may make additional recommendations to the Board of Directors for further revision of the Charter and Corporate Governance Guidelines to reflect evolving best practices. The Nominating and Corporate Governance Committee held one meeting during the fiscal year ended December 31, 2005.
      Copies of all Committee Charters, the Corporate Governance Guidelines and Fedders’ Code of Business Conduct and Ethics are available in written form upon request to the Corporate Secretary at the address shown below.
NON-MANAGEMENT DIRECTOR SESSIONS AND THE ABILITY OF STOCKHOLDERS TO
COMMUNICATE WITH DIRECTORS; ATTENDANCE AT ANNUAL MEETING
      The Board holds a non-management director session at the conclusion of each Board meeting. The chairpersons of each standing committee, except the Executive Committee, rotate as presiding director of the non-management director session. Interested parties may communicate with the presiding director or the non-management directors as a group by writing the Corporate Secretary, P.O. Box 813, 505 Martinsville Road, Liberty Corner, NJ 07938. In addition, stockholders are generally afforded access to the Board of Directors through the Corporate Secretary, who can be reached by calling the executive offices at (908) 604-8686 or by writing to the Secretary c/o Fedders Corporation at the above address. The Secretary will see to it that each stockholder communication is relayed to the appropriate Board member(s). It is also Fedders’ policy to require each member of the Board of Directors to attend each annual meeting of stockholders and each director is expected to attend each annual meeting unless excused by the Chairman. All directors have historically attended the annual meeting. This attendance requirement was waived for the 2005 annual meeting because the meeting was postponed a number of times and was re-scheduled on short notice, making it difficult for some directors to adjust their schedule to attend.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
BENEFICIAL OWNERSHIP TABLE(1)
AS OF APRIL 10, 2006

	Common Stock			Class B Stock			Total of All Classes

			Percent			Percent		Percent
	Beneficially		of	Beneficially		of	Beneficially	of
Name of Beneficial Owner	Owned		Class	Owned		Class	Owned	Class

DIRECTORS
Sal Giordano, Jr.	2,355,432	(2)(4)	8.3%	2,488,822	(6)	99.9%	4,844,254	15.7%
William J. Brennan	84,065		*	—		—	84,065	*
Dr. David C. Chang	47,088		*	—		—	47,088	*
Michael L. Ducker	37,180		*	—		—	37,180	*
Joseph Giordano	1,533,299	(2)(5)	5.4%	2,488,822	(6)	99.9%	4,022,121	13.0%
Michael Giordano	226,761		*					*
Howard S. Modlin	703,751	(3)	2.5%	—		—	703,751	2.3%
Herbert A. Morey	15,000		*	—		—	15,000	*
S.A. Muscarnera	187,466		*	—		—	187,466	*
Anthony E. Puleo	83,765		*	—		—	83,765	*
Dr. Jitendra V. Singh	16,571		*	—		—	16,571	*
OFFICERS
Peter Gasiewicz	100,000		*	—		—	100,000	*
Kent E. Hansen	170,583		*	—		—	170,583	*
Robert L. Laurent, Jr.	473,381		1.7%	—		—	473,381	1.7%
All Officers and Directors as a Group	5,194,700		18.3%	2,488,822		99.9%	7,683,522	24.9%

*	Less than 1%

(1)	All amounts shown include shares of which the named individuals have the right to acquire beneficial ownership within 60 days as a result of the transactions described in Rule 13d-3(d) of the Securities Exchange Act of 1934, as amended.

(2)	The amount shown includes 905,042 shares that are held by corporations of which Messrs. Sal Giordano, Jr. and Joseph Giordano are officers, directors and stockholders and as to which they share voting and investment power.

(3)	Includes 674,542 shares owned by members of Mr. Modlin’s family, as to which Mr. Modlin disclaims beneficial ownership.

(4)	Includes 73,861 shares held of record by Mr. Giordano’s wife and 411,846 shares held of record by Mr. Giordano’s wife in trust for their grandchildren, as to which Mr. Giordano disclaims beneficial ownership, and 71,630 shares held by Mr. Giordano as trustee in trust for himself.

(5)	Includes 71,630 shares held by Mr. Giordano as trustee in trust for himself and 192,769 shares held by Mr. Giordano in trust for his grandchildren.

(6)	Shares owned by Giordano Holding Corporation, as to which Messrs. Sal Giordano, Jr. and Joseph Giordano share voting and investment power.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to Fedders related to transactions during the fiscal year ended December 31, 2005, Fedders believes that all reports required by Section 16(a) of the Exchange Act were filed on a timely basis.

PRINCIPAL STOCKHOLDERS OF FEDDERS
      The following table sets forth information at April 10, 2006 with respect to the beneficial ownership of Fedders’ voting securities by all persons known by Fedders to own more than 5% of Fedders’ outstanding voting securities. Unless otherwise indicated, the owners listed have sole voting and investment power.

		Amount	Percent
		Beneficially	of
Title of Class	Name And Address of Beneficial Owner(1)	Owned	Class

Common Stock	Sal Giordano, Jr.(1)	2,355,432	8.3%
	c/o Fedders Corporation Liberty Corner, NJ 07938
Common Stock	Joseph Giordano(1)	1,533,299	5.4%
	c/o Fedders Corporation Liberty Corner, NJ 07938
Common Stock	Gabelli Asset Management Inc.	2,908,625	10.3%
	One Corporate Center Rye, NY 10580
Common Stock	Royce & Associates, LLC	1,435,700	5.1%
	1414 Avenue of the Americas New York, NY 10019
Class B Stock	Sal Giordano, Jr. and Joseph Giordano(1)	2,488,822	99.9%
	c/o Fedders Corporation Liberty Corner, NJ 07938

(1)	See footnotes 2, 4, 5 and 6 to the previous table for more detailed information with respect to the security ownership of the named individuals.

EXECUTIVE COMPENSATION
      The following information is furnished as to all compensation paid by Fedders and its subsidiaries during the fiscal year ended December 31, 2005 to the chief executive officer and the four other highest paid executive officers of Fedders whose aggregate direct compensation exceeded $100,000.
Summary Compensation Table

					Long Term Compensation

		Annual Compensation			Awards		Payouts

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
						Securities
Name					Restricted	Underlying
and				Other Annual	Stock	Options/	LTIP	All Other
Principal	Fiscal	Salary	Bonus	Compensation	Award(s)	SARs	Payouts	Compensation
Position	Year(1)	($)	(2)($)	(3)($)	(4) ($)	(#)	($)	(5)

Sal Giordano, Jr.	2005	625,024	-0-	704,297	-0-	-0-	333,333	49,395
Chairman and Chief	2004	625,024	-0-	2,393,416	-0-	-0-	333,333	43,312
Executive Officer	Stub	208,341	122,514	-0-	855,000	120,000	-0-	2,377
	2003	622,218	367,542	733,632	-0-	-0-	333,333	38,717
Peter Gasiewicz,	2005	181,571	150,000	434	227,000	-0-	-0-	-0-
Senior Vice President and	2004	-0-	-0-	-0-	-0-	-0-	-0-	-0-
President, Fedders	Stub	-0-	-0-	-0-	-0-	-0-	-0-	-0-
North America	2003	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Michael Giordano	2005	406,327	-0-	11,764	-0-	-0-	-0-	39,849
President	2004	269,176	-0-	36,960	-0-	-0-	-0-	40,535
	Stub	76,667	38,286	19,933	-0-	70,000	-0-	33,436
	2003	227,500	114,857	17,148	-0-	-0-	-0-	8,146
Kent E. Hansen	2005	250,010	-0-	29,920	-0-	-0-	-0-	30,245
Executive Vice President,	2004	220,842	-0-	29,539	-0-	-0-	-0-	32,059
Administration and Secretary	Stub	71,669	26,800	-0-	-0-	80,000	-0-	-0-
	2003	214,591	80,400	34,794	-0-	-0-	-0-	31,375
Robert L. Laurent, Jr.	2005	300,000	81,485	33,607	-0-	-0-	-0-	26,513
Executive Vice President,	2004	270,842	33,993	33,501	-0-	-0-	-0-	30,786
Finance and Acquisitions and	Stub	88,337	61,257	11,887	-0-	60,000	-0-	19,597
Chief Financial Officer	2003	264,176	183,771	16,502	-0-	-0-	-0-	13,698

(1)	On August 26, 2003, the Board of Directors of Fedders changed Fedders’ fiscal year end from August 31st to December 31st. The period designated as the “Stub” period represents the period from September 1, 2003 through December 31, 2003.

(2)	Bonus payments are for bonuses accrued during the fiscal year indicated but not paid until the following fiscal year.

(3)	Includes tax reimbursement payments and certain fringe benefits.

(4)	As of December 31, 2005, Mr. Giordano held 150,000 shares of restricted Common Stock, with a value of $258,000 and Mr. Gasiewicz held 100,000 shares of restricted Common Stock, with a value of $172,000.

(5)	Includes Fedders’ contribution to savings and investment retirement plans on the same basis offered to all employees of Fedders and the value of premiums paid for life insurance policies.

Aggregated Option/ SAR Exercises and Fiscal Year-End Option/ SAR Value Table
     The following table sets forth the number of unexercised options and the value of unexercised in-the-money options at the end of the fiscal year ended December 31, 2005. No options were exercised during the fiscal year.
Aggregated Option/ SAR Exercises in Last Fiscal Year
and FY-End Option/ SAR Values

			Number of		Value of
			Unexercised		Unexercised In-the-
			Options at Fy-End		Money Options at
			(#)		Fy-End ($)

	Shares Acquired	Value	Exercisable/		Exercisable/
Name	on Exercise (#)	Realized($)	Unexercisable		Unexercisable

Sal Giordano, Jr	-0-	-0-	E	232,500	E	-0-
			U	-0-	U	-0-
Peter Gasiewicz	-0-	-0-	E	-0-	E	-0-
			U	-0-	U	-0-
Michael Giordano	-0-	-0-	E	126,250	E	-0-
			U	-0-	U	-0-
Kent E. Hansen	-0-	-0-	E	155,000	E	-0-
			U	-0-	U	-0-
Robert L. Laurent, Jr	-0-	-0-	E	116,250	E	-0-
			U	-0-	U	-0-
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      The Compensation Committee is comprised of four directors, Howard S. Modlin, David C. Chang, Michael L. Ducker and Anthony E. Puleo. None of the members of the Committee was an officer or employee of Fedders or had any relationship or was involved in any transaction requiring disclosure under applicable rules.
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
      In determining the total compensation package for the chief executive officer and all other executive officers for the fiscal year ended December 31, 2005, the Committee considered several factors including: the performance of Fedders; the individual contribution of each executive officer; the need to attract and retain highly qualified executives necessary to build long-term stockholder value; and the need to link a portion of each executive officer’s long-term capital accumulation to the growth in the market value of Fedders’ stock. Executive compensation was broken down into two major components (i) cash compensation and (ii) incentive bonuses. Sal Giordano, Jr. has an employment contract with Fedders.
      For the fiscal year ended December 31, 2005, the Committee recommended and the Board adopted the same bonus plan as was in effect in the preceding fiscal year, which applied percentages against consolidated earnings before interest, taxes, depreciation and amortization (“EBITDA”) of Fedders minus $1,000,000 and, with respect to certain officers, against EBITDA of the operations for which they are responsible and certain additional goals. The bonuses under the plan are based heavily upon the performance of Fedders. The percentages for the fiscal year ended December 31, 2005 ranged from 0.19% to 1% of EBITDA. With respect to the individuals named in the Summary Compensation Table, the following percentages of EBITDA or potential bonus amount were designated: Mr. Sal Giordano, Jr., 1%; Mr. Peter Gasiewicz, $112,500 (based upon Fedders North America EBITDA); Mr. Michael Giordano, 0.625%; Mr. Kent E. Hansen, 0.25%; and Mr. Robert L. Laurent, Jr., 0.5% or, if higher, 0.5% of the total purchase price (equity plus debt) of all acquisitions completed during the fiscal year.

      The federal income tax law limits the deductibility of certain compensation paid to the Chief Executive Officer and the four other most highly compensated executives (the “covered employees”) in excess of the statutory maximum of $1 million per covered employee. The Committee’s general policy is, where feasible, to structure compensation paid to the covered employees so as to maximize the deductibility of such compensation for federal income tax purposes; however, there may be circumstances where portions of such compensation will not be deductible.

Respectfully submitted,

COMPENSATION COMMITTEE
HOWARD S. MODLIN — Chairman
DAVID C. CHANG
MICHAEL L. DUCKER
ANTHONY E. PULEO
EMPLOYMENT CONTRACTS
      Mr. Sal Giordano, Jr. has an Employment Agreement with Fedders, which was entered into in December 2001 and expires on September 30, 2006. The material provisions of the Agreement include: (1) an annual base salary of at least $591,345, which is reviewable annually and subject to increase; (2) eligibility to receive an annual bonus of not less than 1% of Fedders’ earnings before income taxes, net interest expense, depreciation and amortization in excess of $1 million; (3) a loan, to be repaid in six annual installments following his retirement; and (4) a grant of restricted stock.

Performance Graph
      The following graph provides a comparison of the cumulative total stockholder return on Fedders’ Common Stock with returns on the New York Stock Exchange Composite Index and stocks included in the “Home Appliance” category by The Value Line Investment Survey.
Comparison of Five Year Cumulative Total Return
Among Fedders Corporation,
NYSE Composite Index and Home Appliance Stocks

			NYSE
	Fedders	Peer Group	Market
	Corporation	Index	Index

2000	100.00	100.00	100.00

2001	67.52	118.55	91.09

2002	65.60	110.25	74.41

2003	172.37	138.08	96.39

2004	89.15	176.50	108.85

2005	43.28	189.04	117.84

Assumes $100 Invested on January 1, 2001
Assumes Dividends Reinvested
Fiscal Year Ended December 31, 2005
      The Peer Group Index is made up of the following companies’ securities: Black & Decker Corporation, Fedders Corporation, Maytag Corporation, National Presto Industrial, Toro Co. and Whirlpool Corporation.

PROPOSAL NO. 2 — APPROVAL OF THE FEDDERS CORPORATION RESTRICTED STOCK PLAN AND CERTAIN PREVIOUS GRANTS OF RESTRICTED STOCK
      On April 25, 2006, the Board of Directors of Fedders, upon recommendation of the Compensation Committee, approved the adoption of the Fedders Corporation Restricted Stock Plan (the “Plan”) and directed that the Plan be submitted to the stockholders for approval at the Annual Meeting. The Plan is intended to promote the interests of Fedders by providing employees with appropriate incentives and rewards to encourage them to enter into and continue in the employ of Fedders and to acquire a proprietary interest in the long-term success of Fedders and to reward the performance of individual officers, other employees and non-employee directors in fulfilling their responsibilities for long-range achievements.
      The Plan provides that 1,000,000 shares of Common Stock will be available for grants under the Plan and that no individual may receive more than 300,000 shares of stock in any year. Shares subject to awards which are forfeited, cancelled, exchanged or surrendered, or are subject to an award which terminates or expires without a distribution of the shares, will again be available for awards. The Plan will be administered by the Compensation Committee, which will have authority to determine individuals eligible to receive grants under the Plan, the number of shares to be granted to such individuals and the terms of any such grant. The Committee shall have the authority to amend the Plan without stockholder approval except as otherwise required by law or applicable stock exchange requirements. The description of the Plan in this Proposal No. 2 is qualified in its entirety by reference to the full text of the Plan that is attached to this Proxy Statement as Appendix A.
      During October 2005 and January 2006 respectively, Fedders issued 100,000 shares of restricted common stock to Peter Gasiewicz, Senior Vice President and President, Fedders North America, and 100,000 shares of restricted common stock to Warren Emley, Vice President and President, Fedders China, which shares were not issued pursuant to an employee incentive plan and which issuances were not approved by the stockholders of Fedders. In an effort to address these issuances, Fedders is seeking approval of the issuances by its stockholders. On April 25, 2006, after reviewing the issues associated with the issuances, Fedders notified the staff of the New York Stock Exchange that the issuances violated the shareholder approval rule set forth in Section 303A.08 of the NYSE Listed Company Manual. The New York Stock Exchange has informed Fedders that approval of the issuances by Fedders’ shareholders would have the effect of restoring Fedders’ compliance with Rule 303A.08. In order to further address equity compensation issues, the Board of Directors adopted the Fedders Corporation Restricted Stock Plan. On April 25, 2006, the Board of Directors and the Compensation Committee of Fedders also authorized the issuance under the Plan of 300,000 shares of restricted common stock to Michael Giordano, President of Fedders, subject to the approval of the Plan by the stockholders of Fedders.
      The affirmative vote of the holders of a majority of the shares of Common Stock and Class B Stock present in person or represented by proxy and entitled to vote at the meeting, voting together as a single class, will be required to approve this Proposal No. 2. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.
Description of the Plan
      The Compensation Committee will administer the Plan. The Committee’s composition will satisfy the securities and tax law requirements for such a committee. The Plan will automatically terminate April 25, 2016, unless it is terminated earlier by the Board of Directors. The market value of a share of Common Stock as of April 25, 2006 was $2.68.
      Eligibility. Officers, key employees and non-employee directors of the Company or of any of its affiliates are eligible to participate in the Plan. The actual participants in the Plan will be those individuals to whom the Committee, in its discretion, grants restricted stock awards. The amounts of the awards which will be made, and their allocation among those eligible to participate, are not determinable.

      Terms of Restricted Stock Awards. The terms and conditions of each award will be determined by the Committee in its discretion, subject to the Plan’s provisions, and will be embodied in an agreement. The terms will include a vesting schedule, but vesting of the award and a lapse of restrictions will also occur upon a Change in Control (as defined in the Plan).
      Section 162(m) Limitation. In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the income tax deduction of publicly-held corporations may be limited to the extent total compensation for certain executive officers exceeds $1,000,000 in any one year. However, the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. Certain of the awards which will be made under the Plan may be intended to qualify as “performance-based compensation”. Each such award will vest only upon the achievement of an objective performance goal established in writing by the committee while the outcome is substantially uncertain and will vest only if the committee certifies in writing prior to the vesting that the performance goal has been satisfied. Such “performance-based compensation” awards require stockholder approval of the material terms of the Plan, including that the performance goals which will be established by the committee will be based on one or more of the following criteria: (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, assets, capital or investment, (iv) earnings or book value per share, (v) sales or revenues, (vi) operating expenses, (vii) price appreciation in the Common Stock and (viii) implementation or completion of critical projects or processes.
Federal Income Tax Consequences of Restricted Stock Awards.
      The following is a summary of the principal United States federal income tax consequences to participants and Fedders with respect to participation in the Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.
      There are no tax consequences to the participant or Fedders by reason of the grant of a restricted stock award. To the extent the stock is subject to certain vesting restrictions, the participant will recognize ordinary income equal to the stock’s fair market value (reduced by the purchase price, if any) when the restrictions lapse, unless the participant elects to be taxed upon receipt of the stock by filing a Section 83(b) election under the Code. Generally, Fedders will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a business expense deduction equal to the taxable ordinary income realized by the participant. Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon vesting (or acquisition) of the stock. Such gain or loss will be long-term or short-term depending on how long the stock was held. Certain different rules may apply to participants who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended.
      The Board of Directors believes approval of the Fedders Corporation Restricted Stock Plan and the two previous restricted stock grants described above is in the best interests of Fedders, and therefore unanimously recommends that the stockholders vote FOR approval of Proposal No. 2.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
      The Audit Committee engaged UHY LLP (“UHY”) on November 22, 2005 to audit the consolidated financial statements of Fedders and its subsidiaries for the fiscal year ending December 31, 2005. The engagement was ratified by Fedders’ stockholders at the Annual Meeting held on December 28, 2005. On April 12, 2006, the Audit Committee engaged UHY to audit the consolidated financial statements of Fedders and its subsidiaries for the fiscal year ending December 31, 2006. UHY does not have any direct financial interest in Fedders.
      Fedders engaged Deloitte & Touche LLP (“Deloitte”)as its independent auditors as of June 20, 2000. On September 30, 2005, Fedders announced that its engagement of Deloitte as its independent registered public accounting firm had ended. Deloitte informed Fedders on April 14, 2005 that it would not stand for reappointment as Fedders’ independent registered public accounting firm for the year ending December 31, 2005 or for any of the quarterly reporting periods therein. Deloitte continued to be engaged by Fedders after such notification until September 30, 2005 to audit Fedders’ financial statements as of December 31, 2003 and for the transition period from September 1, 2003 through December 31, 2003, and the financial statements as of and for the year ended December 31, 2004, including reporting on management’s assessment of the effectiveness of Fedders’ internal control over financial reporting and the effectiveness of Fedders’ internal control over financial reporting as of December 31, 2004.
      The audit reports of Deloitte, which include two explanatory paragraphs for 2004, on the financial statements and financial statement schedule of Fedders as of December 31, 2004 and 2003, for the year ended December 31 2004, for the transition period from September 1, 2003 through December 31, 2003, and for each of the two fiscal years in the period ended August 31, 2003, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to a change in method of accounting for goodwill and intangible assets discussed in Note 1 to the financial statements. Deloitte disclaimed an opinion on management’s process of evaluating the effectiveness of Fedders’ internal control over financial reporting as of December 31, 2004 and issued an adverse opinion with respect to the operating effectiveness of internal control over financial reporting as of December 31, 2004.
      As of December 31, 2004 and 2003, for the year ended December 31, 2004, for the transition period from September 1, 2003 through December 31, 2003, and for each of the two fiscal years in the period ended August 31, 2003, there were no disagreements between Fedders and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement(s) in connection with its report on the consolidated financial statements for such periods.
      As of December 31, 2004 and 2003, for the year ended December 31, 2004, for the transition period from September 1, 2003 through December 31, 2003, and for each of the two fiscal years in the period ended August 31, 2003, and the subsequent period from January 1, 2005 through September 30, 2005, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K other than certain material weaknesses relating to Fedders’ internal control over financial reporting as disclosed in Fedders’ Annual Report on Form 10-K filed on September 30, 2005. Fedders has authorized Deloitte to respond fully to the inquiries of UHY, the successor independent registered public accounting firm.
      Set forth below are fees billed by UHY for the year ended December 31, 2005 and by Deloitte for the year ended December 31, 2004 in connection with audit and other services provided to Fedders. The Audit Committee has determined that the provision of non-audit services by UHY is compatible with maintaining UHY’s independence.
      Representatives of UHY are expected to be at the Annual Meeting and will be available to respond to any appropriate questions by stockholders and may make a statement, if they so choose.

Report of Audit Committee
      The Audit Committee is comprised of five independent, non-employee directors, Herbert A. Morey, William J. Brennan, Michael L. Ducker, Howard S. Modlin and Jitendra V. Singh. The Audit Committee is an arm of the Board of Directors and must diligently fulfill its objectives for the Board while meeting its responsibilities to the stockholders by maintaining a close working relationship with the Board of Directors, executive management, independent registered public accounting firm and Director, Internal Audit. Its primary purpose is to assist the Board of Directors in its oversight of: the integrity of Fedders’ financial statements; Fedders’ compliance with legal and regulatory requirements; the independent registered public accounting firm’s qualifications and independence; the performance of Fedders’ internal audit function and independent registered public accounting firm; and to prepare any required report(s) that must be included in Fedders’ annual proxy statement, in accordance with the rules of the SEC.
      The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005 with management of Fedders. The Audit Committee has discussed with Fedders’ independent registered public accounting firm, UHY, the matters required to be discussed by SAS 61 (the Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented from time-to-time. The Audit Committee has reviewed the written disclosures and the letter from Fedders’ independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented from time-to-time, and has discussed with the independent registered public accounting firm such firm’s independence and, based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2005 be included in Fedders’ Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Respectfully submitted,

AUDIT COMMITTEE
HERBERT A. MOREY — Chairman
WILLIAM J. BRENNAN
MICHAEL L. DUCKER
HOWARD S. MODLIN
JITENDRA V. SINGH
Audit Committee Approval Policies
      The Fedders Audit Committee Charter provides that the Audit Committee’s duties and responsibilities include prior approval of all audit engagement fees, as well as significant, non-prohibited, non-audit engagements.
Audit Fees
      The aggregate fees billed for professional services rendered by UHY for the audit of Fedders’ annual financial statements, review of quarterly financial statements and other services normally provided by UHY in connection with statutory and regulatory filings for the twelve months ended December 31, 2005 were $1,258,273, all of which were approved by the Audit Committee.
      The aggregate fees billed for professional services rendered by Deloitte for the audit of Fedders’ annual financial statements, review of quarterly financial statements and other services normally provided by Deloitte in connection with statutory and regulatory filings for the twelve months ended December 31, 2004 were $1,885,507, all of which were approved by the Audit Committee.

Audit-Related Fees
      No fees were billed by UHY for assurance and related services related to the performance of the audit and review of Fedders’ financial statements for the twelve months ended December 31, 2005.
      The aggregate fees billed for assurance and related services rendered by Deloitte which were reasonably related to the performance of the audit and review of Fedders’ financial statements for the twelve months ended December 31, 2004 were $29,921, all of which were approved by the Audit Committee.
Tax Fees
      No fees were billed for professional services rendered by UHY for tax compliance, tax advice and tax planning for the twelve months ended December 31, 2005.
      The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning for the twelve months ended December 31, 2004 were $46,873, all of which were approved by the Audit Committee.
All Other Fees
      The aggregate fees billed for professional services rendered by UHY not reported in the preceding paragraphs for the twelve months ended December 31, 2005 were $12,500, all of which were approved by the Audit Committee. These fees were incurred for the audit of Fedders’ 401(k) plan.
      There were no other professional services rendered by Deloitte for products and services not reported in the preceding paragraphs for the twelve months ended December 31, 2004.
      UHY has a continuing arrangement with UHY Advisors, Inc. (“Advisors”) whereby it leases professional personnel who are full-time, permanent employees of Advisors. The Advisors organization provides non-audit services. As a result of UHY’s arrangement with Advisors, UHY has no full-time, permanent employees; therefore, all audit services performed for Fedders by UHY for the fiscal year ended December 31, 2005 were provided by permanent, full-time employees of Advisors that were leased to UHY. UHY manages and supervises the audit engagement and the audit personnel, and is exclusively responsible for the firm’s report rendered in connection with its audits of Fedders’ consolidated financial statements for the fiscal year ended December 31, 2005.
Code of Ethics for Financial Officers
      The Board of Directors of Fedders approved a Code of Business Conduct and Ethics (“Code of Ethics”) on October 22, 2002. The Code of Ethics applies to all employees of Fedders, including the principal executive officer, principal financial officer, principal accounting officer and controller. Each year, every employee of Fedders must sign a statement acknowledging that they have received and read a copy of the Code of Ethics and agree to comply fully with the standards, policies and procedures contained in the Code of Ethics and Fedders’ related policies and procedures. Portions of the Code of Ethics contain the standards of conduct for all financial officers of Fedders. A copy of the Code of Ethics is posted on Fedders’ website at http://www.fedders.com.
STOCKHOLDER PROPOSALS — NEXT ANNUAL MEETING
      If any stockholder desires to submit a proposal for inclusion in the proxy statement for action at the next regular annual meeting, it must be received by Fedders, P.O. Box 813, Liberty Corner, NJ 07938 on or before December 29, 2006. Any other proposal submitted for action at the next annual meeting which is not received by Fedders on or before March 14, 2007 will be considered untimely.

COST OF SOLICITATION
      The cost of preparing and mailing material in connection with the solicitation of proxies is to be borne by Fedders. To the extent necessary in order to assure sufficient representation at the meeting, such solicitation may be made by Fedders’ regular employees. Solicitations will be made by mail and may also be made by telegram, telephone, e-mail and in person.

By order of the Board of Directors

KENT E. HANSEN
Secretary
Dated: April 26, 2006
Liberty Corner, New Jersey

Appendix A
Fedders Corporation
Restricted Stock Plan

1.	Establishment and Purpose.
      There is hereby adopted the Fedders Corporation Restricted Stock Plan (the “Plan”). The Plan is intended to promote the interests of Fedders Corporation (the “Company”) by providing employees of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; and to reward the performance of individual officers, other employees and directors in fulfilling their responsibilities for long-range achievements.

2.	Definitions.
      As used in the Plan, the following definitions apply to the terms indicated below:

(a)	“Affiliate” shall mean an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b)	“Agreement” shall mean the written agreement between the Company and a Participant evidencing an Award.

(c)	“Award” shall mean any Restricted Stock Award granted under the Plan.

(d)	“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(e)	“Board” shall mean the Board of Directors of the Company.

(f)	“Change in Control”, unless otherwise specified in the resolution granting an Award or the Agreement evidencing the Award, shall have the meaning given such term in the Fedders Corporation Supplemental Retirement Plan.

(g)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(h)	“Committee” shall mean the committee established by the Board to administer the Plan the composition of which shall satisfy the provisions of Rule 16b-3 and Section 162(m) of the Code.

(i)	“Company” shall mean Fedders Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

(j)	“Director” shall mean a member of the Board.

(k)	“Effective Date” shall mean the date on which the Plan is approved by the Board.

(l)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(m)	The “Fair Market Value” of a share of Stock as of a particular date shall mean the average of the high and low sales prices per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange.

(n)	“Issue Date” shall mean the date established by the Committee on which certificates representing Restricted Stock shall be issued by the Company pursuant to the terms of Section 7(e).

(o)	“Participant” shall mean (1) a director or employee of the Company to whom an Award is granted pursuant to the Plan and (2) upon the death of an individual described in (1), his or her successors, heirs, executors and administrators, as the case may be.

(p)	“Performance Goals” shall mean performance goals determined by the Committee in its discretion, which goals may be based on one or more of the following criteria: (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, assets, capital or investment, (iv) earnings or book value per share, (v) sales or revenues, (vi) operating expenses, (vii) Stock price appreciation and (viii) implementation or completion of critical projects or processes.

(q)	“Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (1) the Company, (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (3) an underwriter temporarily holding securities pursuant to an offering of such securities or (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of Stock of the Company.

(r)	“Plan” shall mean the Fedders Corporation Restricted Stock Plan, as amended from time to time.

(s)	“Restricted Stock” shall mean shares of Stock which are granted pursuant to the terms of Section 7.

(t)	“Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(u)	“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

(v)	“Stock” shall mean shares of the common stock, par value $.01 per share, of the Company.

(w)	“Vesting Date” shall mean the date established by the Committee on which Restricted Stock may vest.

3.	Stock Subject to the Plan.
      The maximum number of shares of Stock reserved for the grant or settlement of Awards under the Plan shall be 1,000,000 shares, subject to adjustment as provided herein. No more than 300,000 shares of Stock may be awarded in respect of Restricted Stock to a single individual in any given year during the life of the Plan, subject to adjustment as provided herein. Determinations made in respect of the limitation set forth in the preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of unrestricted shares to the holder of such Award, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan.
      In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of holders of Awards under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards, (iii) the purchase price of an Award, (iv) the Performance Goals and (v) the individual limitations applicable to Awards.

4.	Administration of the Plan.
      The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, exchanged, or surrendered; to make adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.
      The Committee may, in its absolute discretion, without amendment to the Plan, (a) accelerate the Vesting Date or waive any condition imposed hereunder with respect to any Restricted Stock and (b) otherwise adjust any of the terms applicable to any Award; provided, however, in each case, that in the event of the occurrence of a Change in Control, the provisions of Section 8 shall govern the vesting schedule of any Award granted hereunder.
      No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify (to the extent permitted under Delaware law) and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.	Eligibility.
      Restricted Stock Awards may be granted to officers, key employees and non-employee directors of the Company or of any of its Affiliates.

6.	Awards Under the Plan; Agreement.
      The Committee may grant Restricted Stock Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.
      Each Award granted under the Plan shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.	Restricted Stock.
      (a) Issue Date and Vesting Date. At the time of the grant of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares of Restricted Stock. The Committee may divide such shares of Restricted Stock into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 7(e). Provided that all conditions to the vesting of Restricted Stock imposed pursuant to Section 7(b) are satisfied, and except as provided in Section 7(g), upon the occurrence of the Vesting Date with respect to Restricted Stock, such Restricted Stock shall vest and the restrictions of Section 7(c) shall lapse.
      (b) Conditions to Vesting. At the time of the grant of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such Restricted Stock as it, in its absolute discretion, deems appropriate, including the attainment of Performance Goals.
      (c) Restrictions on Transfer Prior to Vesting. Prior to the vesting of any Restricted Stock, no transfer of a Participant’s rights with respect to such Restricted Stock, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such Restricted Stock, and all of the rights related thereto, shall be forfeited by the Participant.
      (d) Dividends on Restricted Stock. The Committee in its discretion may require that any dividends or distributions paid on Restricted Stock be held in escrow until all restrictions on such Restricted Stock has lapsed.

      (e) Issuance of Certificates.

(1)	Reasonably promptly after the Issue Date with respect to Restricted Stock, the Company shall cause to be issued a certificate, registered in the name of the Participant to whom such shares of Restricted Stock were granted, evidencing such shares of Restricted Stock; provided that the Company shall not cause such a certificate to be issued unless it has received a power of attorney duly endorsed in blank with respect to such shares of Restricted Stock. Each such certificate shall bear the following legend:

The transferability of this certificate and the Stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Fedders Corporation Restricted Stock Plan and an Agreement entered into between the registered owner of such Stock and Fedders Corporation. A copy of the Fedders Corporation Restricted Stock Plan and the Agreement are on file with the Secretary of the Company.

Such legend shall not be removed until such Stock vests pursuant to the terms hereof.

(2)	Each certificate issued pursuant to this Section 7(e), together with the powers relating to the Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

      (f) Consequences of Vesting. Upon the vesting of any Restricted Stock pursuant to the terms hereof, the restrictions of Section 7(c) shall lapse with respect to such Restricted Stock. Reasonably promptly after any Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares of Restricted Stock were granted a certificate evidencing such Stock, free of the legend set forth in Section 7(e).
      (g) Effect of Termination of Employment or Service. Unless the applicable Agreement provides otherwise, in the event that the employment or directorship (together, hereinafter referred to as “employment”) of a Participant with the Company shall be terminated for any reason, all shares of Restricted Stock granted to such Participant which are not vested as of the date of such termination shall immediately be returned to the Company, together with any dividends or distributions paid on such shares of Stock, in return for which the Company shall repay to the Participant the amount (if any) paid by the Participant for such shares of Stock.

8.	Change in Control.
      Notwithstanding anything in this Plan to the contrary, upon the occurrence of a Change in Control, the restrictions and forfeiture conditions applicable to any Award granted under the Plan shall lapse and such Award shall be deemed fully vested.
      Upon dissolution or liquidation of the Company, all Awards granted under this Plan shall terminate.

9.	No Special Employment Rights; No Right to Award.
      Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.
      No person shall have any claim or right to receive an Award hereunder. The Committee’s granting of an Award to a Participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

10.	Securities Matters.

(a)	The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Stock pursuant to the terms hereof, that the recipient of such shares of Stock make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)	The transfer of any shares of Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares of Stock is in compliance with all applicable laws, regulations of governmental authority, the requirements of any securities exchange on which shares of Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of Stock hereunder in order to allow the issuance of such Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer.

11.	Withholding Taxes.
      Whenever shares of Stock are to be delivered free of the restrictions imposed pursuant to Section 7(b), the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Stock having a value equal to the amount of tax to be withheld; provided, however, that the number of shares so withheld shall not have an aggregate Fair Market Value in excess of the minimum federal and state withholding obligation. Such shares of Stock shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional shares of Stock amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the Stock to be delivered pursuant to an Award.

12.	Notification of Election Under Section 83(b) of the Code.
      If any Participant shall, in connection with the grant of an Award under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Section 83(b) of the Code.

13.	Amendment or Termination of the Plan.
      The Board may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent the Board determines that such approval is appropriate for purposes of satisfying Section 162(m) of the Code or is otherwise required by law or applicable stock exchange requirements. Awards may be granted under the Plan prior to the receipt of such approval but each such grant shall be subject in its entirety to such approval and no Award may be vested or otherwise satisfied prior to the receipt of such approval. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Award.

14.	Transfers Upon Death; Nonassignability.
      Upon the death of a Participant, shares of Stock to be issued in respect of outstanding Awards shall be issued only to the executor or administrator of the Participant’s estate or to a person who shall have acquired the right to such Award by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

15.	Expenses and Receipts.
      The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

16.	Failure to Comply.
      In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Agreement, unless such failure is remedied by such Participant (or beneficiary) within 10 days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

17.	Effective Date and Term of Plan.
      The Plan became effective on the Effective Date and, unless earlier terminated by the Board, the right to grant Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

18.	Applicable Law.
      Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

19.	Participant Rights.
      No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Award shall have no rights as a stockholder with respect to any shares of Stock covered by any Award until the date of the issuance of a certificate or certificates to him or her for such shares of Stock. Except as otherwise expressly provided in Section 3, no adjustment to any Award shall be made for dividends or other rights prior to the date such certificate is issued.

20.	Beneficiary.
      A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the grantee’s beneficiary.

21.	Interpretation.
      The Plan is designed and intended to comply with Rule l6b-3 and, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

22.	Severability.
      If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

DIRECTIONS TO
FEDDERS CORPORATE HEADQUARTERS
505 MARTINSVILLE ROAD
WESTGATE CORPORATE CENTER
LIBERTY CORNER, NJ 07938
(908) 604-8686
      The Westgate Corporate Center is located directly South of Interstate 78 at Exit 33. Newark International Airport is less than 35 minutes away, and New York City is within an hour’s commute. The Bernardsville and Lyons railroad stations are located approximately seven minutes, by car, from the Fedders corporate headquarters.

PROXY
FEDDERS CORPORATION
ANNUAL MEETING OF STOCKHOLDERS June 20, 2006
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of FEDDERS CORPORATION (the “Company”) hereby constitutes and appoints SAL GIORDANO, JR. and KENT E. HANSEN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of Stockholders of the Company, to be held at its corporate headquarters located in the Westgate Corporate Center at 505 Martinsville Road, Liberty Corner, NJ 07938, on June 20, 2006 at 10:30 a.m. and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if personally present, on the items as set forth on the reverse side of this proxy and in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends a vote in favor of all Proposals.
Either of said attorneys and proxies, or their substitutes, at said meeting or any adjournment thereof may exercise all of the power hereby given. Any proxy to vote any of the shares with respect to which the undersigned is, or would be entitled to vote, heretofore given to any persons, other than the persons named above, is hereby revoked.
IN WITNESS WHEREOF, THE UNDERSIGNED HAS SIGNED THIS PROXY AND HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF SAID MEETING AND PROXY STATEMENT IN REFERENCE THERETO BOTH DATED APRIL 26, 2006.

SEE REVERSE SIDE	(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)	SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS
FEDDERS CORPORATION
COMMON STOCK
JUNE 20, 2006
PLEASE DATE, SIGN AND MAIL YOUR
PROXY IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE!

(down arrow)	(down arrow)
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.   ☒

		FOR ALL	WITHHELD FROM
		NOMINEES	ALL NOMINEES
		☐	☐
1.	Election of			Nominees:	Sal Giordano, Jr.
	Directors for a term				William J. Brennan
	of one year				Dr. David C. Chang
Michael L. Ducker
Joseph Giordano
				........	Michael Giordano
☐					Howard S. Modlin
Herbert A. Morey
S.A. Muscarnera
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE					Anthony E. Puleo
				........	Dr. Jitendra V. Singh

		FOR	AGAINST	ABSTAIN
2.	Approval of the Fedders Corporation Restricted Stock Plan and certain previous grants of restricted stock.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm.	☐	☐	☐

Signature:	Date:	200	Signature:	Date:	200

NOTE:	If a signer is a corporation, sign in full corporate name by a duly authorized officer. Attorneys, executors administrators, trustees or guardians should sign full name and mark as such.

PROXY
FEDDERS CORPORATION
ANNUAL MEETING OF STOCKHOLDERS — JUNE 20, 2006
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder of FEDDERS CORPORATION (the “Company”) hereby constitutes and appoints SAL GIORDANO, JR. and KENT E. HANSEN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of Stockholders of the Company, to be held at its corporate headquarters located in the Westgate Corporate Center at 505 Martinsville Road, Liberty Corner, NJ 07938, on June 20, 2006 at 10:30 a.m. and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if personally present, on the items as set forth on the reverse side of this proxy and in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends a vote in favor of all Proposals.
Either of said attorneys and proxies, or their substitutes, at said meeting or any adjournment thereof may exercise all of the power hereby given. Any proxy to vote any of the shares with respect to which the undersigned is, or would be entitled to vote, heretofore given to any persons, other than the persons named above, is hereby revoked.
IN WITNESS WHEREOF, THE UNDERSIGNED HAS SIGNED THIS PROXY AND HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF SAID MEETING AND PROXY STATEMENT IN REFERENCE THERETO BOTH DATED APRIL 26, 2006.

SEE REVERSE SIDE	(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)	SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS
FEDDERS CORPORATION
CLASS B STOCK
JUNE 20, 2006

(down arrow)	PLEASE DATE, SIGN AND MAIL YOUR PROXY IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE!	(down arrow)
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.   ☒

		FOR ALL	WITHHELD FROM
		NOMINEES	ALL NOMINEES
		☐	☐
1.	Election of			Nominees:	Sal Giordano, Jr.
	Directors for a term				William J. Brennan
	of one year				Dr. David C. Chang
Michael L. Ducker
Joseph Giordano
				........	Michael Giordano
☐					Howard S. Modlin
Herbert A. Morey
S.A. Muscarnera
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE					Anthony E. Puleo
				........	Dr. Jitendra V. Singh

		FOR	AGAINST	ABSTAIN
2.	Approval of the Fedders Corporation Restricted Stock Plan and certain previous grants of restricted stock.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Ratification of the appointment of UHY LLP as the Company’s independent registered public accounting firm	☐	☐	☐
MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW   ☐

Signature:	Date: ,200	Signature:	Date: ,200

NOTE:	If a signer is a corporation, sign in full corporate name by a duly authorized officer. Attorneys, executors, administrators, trustees or guardians should sign full name and mark as such.